UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2016

FLEETMATICS GROUP LIMITED

(Exact name of registrant as specified in its charter)

Ireland	001-35678	98-1170810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block C, Cookstown Court Belgard Road Tallaght Dublin 24 Ireland
(Address of principal executive offices)	(Zip Code)

+353 (1) 413 1250

Registrant’s telephone number, including area code

Fleetmatics Group PLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2016, Verizon Business International Holdings B.V., a private limited company incorporated under the laws of the Netherlands, an indirect and wholly-owned subsidiary of Verizon Communications Inc. and the sole shareholder of Fleetmatics Group Limited, a private company limited by shares formerly known as Fleetmatics Group PLC (the “Company”) approved by special resolution that, with effect from the re-registration of the Company as a private company limited by shares, the Company’s Memorandum and Articles of Association be deleted in their entirety and replaced with the Constitution that is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Constitution of Fleetmatics Group Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	FLEETMATICS GROUP LIMITED

	By:	/s/ Stephen Lifshatz
	Name:	Stephen Lifshatz
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Constitution of Fleetmatics Group Limited.